                                                                   DRAFT 3/19/98

                             LETTER OF TRANSMITTAL
                                  TO ACCOMPANY
             CERTIFICATES WHICH REPRESENTED SHARES OF COMMON STOCK
                                       OF
                         IPC INFORMATION SYSTEMS, INC.
              SURRENDERED IN EXCHANGE FOR THE MERGER CONSIDERATION

To:  ChaseMellon Shareholder Services, L.L.C., Exchange Agent ("Exchange Agent")


By mail:                      By hand:                   By overnight courier:

Reorganization Department     Reorganization Department       Reorganization Department
PO Box 3300                         120 Broadway         85 Challenger Road, Mail Drop-Reorg
South Hackensack, NJ 07606           13th Floor               Ridgefield Park, NJ 07660
                                 New York, NY 10271

For Information or Assistance call:  1-800-777-3674.

This Letter of Transmittal is to be completed by all holders of IPC Common Stock (as defined below) who did not make an election ("Stock Election") to retain shares of Surviving Corporation Common Stock (as defined below), or who previously made a Stock Election for only a portion of the shares of IPC Common Stock held by them. Certificates which represented shares of IPC Common Stock are to be forwarded herewith.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

BOX I

                                                       CERTIFICATES SURRENDERED
 NAMES AND ADDRESS(ES) OF REGISTERED HOLDERS    (ATTACH ADDITIONAL LIST IF NECESSARY)
------------------------------------------------------------------------------------
                                                                        NUMBER
                                                                       OF SHARES
                                                  CERTIFICATE       REPRESENTED BY
                                                   NUMBER(S)*       CERTIFICATE(S)
------------------------------------------------------------------------------------

                                               -------------------------------------

                                               -------------------------------------

                                               -------------------------------------

                                               -------------------------------------
                                                Total Number of
                                                 Shares of IPC
                                                    Common
                                                     Stock:
------------------------------------------------------------------------------------
*  Need not be completed if shares are being delivered by book-entry holders.
------------------------------------------------------------------------------------

Please issue, subject to the terms and conditions provided herein, upon surrender of certificates which represented shares of IPC Common Stock, a check for the Merger Consideration (as defined below) to which I am entitled, in the name and to the address indicated above, unless I have provided other instructions under "Special Payment Instructions" or "Special Delivery Instructions" below.

 [_] Check here if you cannot locate certificates. Upon receipt of this Letter of Transmittal, the Exchange Agent will contact you directly with replacement instructions.

Ladies and Gentlemen:

     The merger (the "Merger") of Arizona Acquisition Corp. ("AAC") with and into IPC Information Systems, Inc. ("IPC" or the "Company") pursuant to the terms of the Agreement and Plan of Merger, dated as of December 18, 1997, as amended and restated as of _______, 1998, by and between AAC and the Company (the "Merger Agreement") was approved by the stockholders of IPC at the Annual Meeting held on ___________, 1998 (the "Effective Time"). At the Effective Time, each outstanding share of common stock, par value $.01 per share, of the Company ("IPC Common Stock") (other than shares as to which a valid Stock Election was made and accepted, shares owned by AAC, shares held as treasury stock of IPC, fractional shares and shares as to which appraisal rights were exercised), was converted into and now represents the right to receive $21.00 in cash, subject to proration as set forth in the Merger Agreement (the "Merger Consideration"). The undersigned understands that the terms of this Letter of Transmittal are subject to (i) the terms, conditions and limitations set forth in the Proxy Statement/Prospectus dated __________, 1998 (the "Proxy Statement"), receipt of which is acknowledged by the undersigned, (ii) the terms of the Merger Agreement, a conformed copy of which appears as Annex A to the Proxy Statement and (iii) the accompanying Instructions to this Letter of Transmittal.

     The undersigned surrenders the certificate(s) listed above which represented shares of IPC Common Stock in exchange for the Merger Consideration.

     The undersigned understands that upon delivery of this Letter of Transmittal to the Exchange Agent in accordance with the Instructions contained herein, together with the certificates, a check in payment of $21.00 per share represented by the certificates transmitted will be issued as soon as practicable after the Effective Time at the address of the registered holder, unless otherwise indicated below under Special Payment Instructions or Special Delivery Instructions. It is further understood that pursuant to the Merger Agreement no interest will accrue on such Merger Consideration.

     The undersigned authorizes and instructs you, as Exchange Agent, to pay the Merger Consideration upon surrender by the undersigned of certificates that represented shares of IPC Common Stock as soon as practicable after the Effective Time. All authority herein conferred or agreed to be conferred by the undersigned shall survive the death or incapacity of the undersigned hereinunder, shall be binding upon heirs, personal representatives, successors and assigns of the undersigned.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to sell, transfer and assign the certificates surrendered hereby, and the shares of IPC Common Stock represented by such certificates are free and clear of all liens, claims, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Exchange Agent or IPC to be necessary or desirable in connection with the surrender of such certificates.

              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

BOX II

-------------------------------------------------------------------
SPECIAL PAYMENT INSTRUCTIONS
(SEE INSTRUCTIONS 1 AND 7)

     To be completed ONLY if the check is to made payable to someone other than the undersigned.

  Issue check to:


Name ....................................
              (Please Print)

 .........................................
              (Please Print)

Address..................................


 .........................................
           (Including Zip Code)


 .........................................
           (Tax Identification or
           Social Security Number)

(Note: If this box is completed, endorsement on the surrender certificate(s) or signature(s) on the accompanying instrument of transfer MUST BE GUARANTEED in the usual form as described in Instruction 6. PLEASE ALSO COMPLETE THE SUBSTITUTE FORM W-9 ENCLOSED HEREWITH.)
-------------------------------------------------------------------


BOX III

-------------------------------------------------------------------
SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 1 AND  7)

     To be completed ONLY if the check is to be made payable to the registered holder(s), but is to be mailed to someone other than the registered holder(s) or to an address other than the address of the registered holder(s) set forth above.


Mail check to:


Name ....................................
               (Please Print)


 .........................................
               (Please Print)


Address .................................


 .........................................
             (Including Zip Code)

-------------------------------------------------------------------

BOX IV

---------------------------------------------------------------------------------------------------------------------------
                                                         SIGN HERE
                                        ALL HOLDERS OF COMMON STOCK MUST SIGN BELOW
                                 (SEE INSTRUCTIONS 1 AND 6 CONCERNING SIGNATURE GUARANTEE)

 ...............................................................................      Name(s) ...........................
                                                                                                 (Please Print)

 ...............................................................................      Name(s) ...........................
                             Signature(s) of Owner(s)                                            (Please Print)

Must be signed by registered holder(s) exactly as name(s) appear(s) on stock         Name(s) ...........................
 certificate(s) or by person(s) authorized to become registered holder(s) by                     (Please Print)
 certificates and documents transmitted herewith.  If signature is by a trustee,
 executor, administrator, guardian, officer of a corporation, attorney-in-fact or    ...................................
 any other person acting in a fiduciary capacity, set forth full title in such                     (Address)
 capacity and see Instruction 3).
                                                                                     ...................................
                                                                                              (Including Zip Code)
Signature
Guarantee: ....................................................................      ...................................
                       (See Instruction 6)                                           (Area Code and Telephone Number(s))

                                                                                     ...................................
                                                                                     (Tax Identification or Social Security
                                                                                       Number (See Substitute Form W-9))

                                                                                     Dated: .......................   199__
---------------------------------------------------------------------------------------------------------------------------

Payer:  ChaseMellon Shareholder Services, L.L.C.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Name (if joint names, list first and circle the name of the person or entity whose number you enter below)
------------------------------------------------------------------------------------------------------------------------------------
Business Name (Sole proprietors see the instructions in the enclosed Guidelines for Certification of Taxpayer Identification Number
 on Substitute Form W-9 (the "Guidelines"))
------------------------------------------------------------------------------------------------------------------------------------
Address
------------------------------------------------------------------------------------------------------------------------------------
City, State and Zip Code
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Part I - Taxpayer Identification Number

SUBSTITUTE FORM W-9                    Enter your taxpayer identification number in the appropriate box.  For individuals, this is
Department of the Treasury             your social security number.  For sole proprietors, see the instructions in the Guidelines.
Internal Revenue Service               For other entities, it is your employer identification number.

Payer's Request for Taxpayer                  [_]     If you do not have a number, check the box here and see
 Identification Number and                            "Obtaining a Number" in the Guidelines.
 Certification
                                       Note:  If the account is in more than one name, see the chart on page 1 of the Guidelines on whose number to enter.

                                                                          [Social Security Number]

                                                                                    OR

                                                                      [Employer Identification Number]

                                        Part II - If you are a Payee Exempt from Backup Withholding, see instructions in the
                                        Guidelines.
------------------------------------------------------------------------------------------------------------------------------------
CERTIFICATION--Under penalties of perjury, I certify that:

(1)  The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),
     and

(2)  I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the
     Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

SIGNATURE: ............................... DATE: ............. , 199__

NOTE:  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF CERTAIN PAYMENTS MADE TO YOU.  PLEASE
 REVIEW THE GUIDELINES FOR ADDITIONAL DETAILS.
------------------------------------------------------------------------------------------------------------------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

WHAT NAME AND NUMBER TO PROVIDE:

------------------------------------------------------------------------------------------------------------------------------------
                                  GIVE THE NAME AND                                                 GIVE THE NAME AND EMPLOYER
FOR THIS TYPE OF ACCOUNT:          SOCIAL SECURITY         FOR THIS TYPE OF ACCOUNT:                    IDENTIFICATION NUMBER
                                     NUMBER OF --                                                               OF --
------------------------------------------------------------------------------------------------------------------------------------
1. Individual                The individual                6.  Sole proprietorship               The owner/3/

2. Two or more individuals   The actual owner of the
   (joint                    account or, if combined
   account)                  funds, the first individual
                             on the account/1/             7.  A valid trust, estate, or         Legal entity (Do not furnish the
                                                               pension                           identifying number of the personal
                                                               trust                             representative or trustee unless
                                                                                                 the legal entity itself is not
3. Custodian account of a    The minor/2/                                                        designated in the account
   minor (Uniform Gift to                                                                        title.)/4/
   Minors Act)

4. (a)  The usual            The grantor-trustee/1/                                              The corporation
   revocable savings                                       8.  Corporate
   trust (grantor is also                                                                        The organization
   trustee)                                                9.  Association, club, religious,
                                                               charitable, educational or other
   (b)  So-called trust      The actual owner/1/               tax-exempt organization
   account that is                                                                               The partnership
   not a legal or valid                                    10. Partnership
   trust under                                                                                   The broker or nominee
   State law                                               11. A broker or registered nominee
                                                                                                 The public entity
5. Sole proprietorship       The owner/3/                  12. Account with the Department of
                                                               Agriculture in the name of a
                                                               public entity (such as a State or
                                                               local government, school district,
                                                               or prison) that receives
                                                               agricultural program payments
------------------------------------------------------------------------------------------------------------------------------------

/1/  List first and circle the name of the person whose number you furnish.

/2/  Circle the minor's name and furnish the minor's social security number.

/3/ Show the individual's name. If you are a sole proprietor, you must furnish your individual name and either your Social Security number or your employer identification number. You may also enter your business name or "doing business as" name on the business name line. Enter your name(s) as shown on your social security card and/or as it was used to apply for your employer identification number on Form SS-4.

/4/ List first and circle the name of the legal trust, estate, or pension trust.

NOTE:
(i) If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.
(ii) If you are an individual, you must generally provide the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name, the last name shown on your social security card and your new last name.
(iii) For a joint account, only the person whose taxpayer identification number ("TIN") is shown on Substitute Form W-9 should sign the form.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER:

If you do not have a TIN, apply for one immediately. To apply, obtain Form SS-5, Application for a Social Security Number Card (for individuals), from your local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), from your local office of the Internal Revenue Service.

PAYEES EXEMPT FROM BACKUP WITHHOLDING:

Payees that are generally exempt from backup withholding include the following:
   . A corporation.
   . A financial institution.
   . An organization exempt from tax under section 501(a), or an individual retirement account or a custodial account under section 403(b)(7).
   . The United States or any agency or instrumentality thereof.
   . A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
   . A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
   . An international organization or any agency or instrumentality thereof.
   . A dealer in securities or commodities required to register in the United
     States or a possession of the United States.
   . A real estate investment trust.
   . A common trust fund operated by a bank under section 584(a).
   . An entity registered at all times under the Investment Company Act of 1940. . A foreign central bank of issue.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. Such payees should furnish their TINs write "exempt" on the face of the form (Part II), and sign and date the form.

EXEMPT FOREIGN PAYEES:

A payee that is a nonresident alien individual or foreign entity not subject to backup withholding should complete and execute Form W-8, Certificate of Foreign Status, and return the executed form with the Letter of Transmittal.

PENALTIES:

(1) FAILURE TO FURNISH A TIN -- If you fail to furnish your correct TIN to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. --Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) MISUSE OF TINS. -- If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

PRIVACY ACT NOTICE. -- Section 6109 requires you to furnish your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are required to file a tax return. Payors must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to a payor. Certain penalties may also apply.

                                  INSTRUCTIONS

   1. EXECUTION AND DELIVERY. To receive the Merger Consideration, this Letter of Transmittal or a facsimile hereof must be properly filled in, dated and signed in Box IV -Endorsement and Signature Guarantee, and must be delivered, together with stock certificates which represented shares of IPC Common Stock, to the Exchange Agent at any of the addresses set forth above.

   The method of delivery of all documents is at the option and risk of the stockholder. If sent by mail, registered mail with return receipt requested, properly insured, is recommended. The check for any cash payment to which a holder may be entitled will be mailed as soon as practicable following the processing by the Exchange Agent of the properly completed Letter of Transmittal pursuant to and in accordance with the provisions contained herein, together with the stock certificate(s) which represented shares of IPC Common Stock. If Special Payment Instructions or Special Delivery Instructions are provided in this Letter of Transmittal, or if these Instructions are not properly followed, the mailing of the check may be delayed.

   2. INADEQUATE SPACE. If there is insufficient space on this Letter of Transmittal to list all your stock certificates being submitted to the Exchange Agent, please attach a separate list.

   3. SIGNATURES. The signature (or signatures, in the case of certificates owned by two or more joint holders) on this Letter of Transmittal should correspond exactly with the name(s) as written on the face of the certificate(s) submitted unless the shares of IPC Common Stock described in this Letter of Transmittal have been assigned by the registered holder(s), in which event this Letter of Transmittal should be signed in exactly the same form as the name of the last transferee indicated on the transfers attached to or endorsed on the certificates.

   If this Letter of Transmittal is signed by a person or persons other than the registered owners of the certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear on the certificates.

   If this Letter of Transmittal or any stock certificate(s) or stock power(s) is signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or any other person acting in a representative or fiduciary capacity, the person signing must give such person's full title in such capacity and appropriate evidence of authority to act in such capacity must be forwarded with this Letter of Transmittal. If any stockholder's shares are registered in different ways on different stock certificates, it will be necessary for the stockholder to complete, sign and submit as many separate Letters of Transmittal as there are different registrations, or the stockholder may provide only one Letter of Transmittal and sign it each way his or her name appears on different stock certificates. However, each signature must be guaranteed as described in Instruction 6.

   4. LOST OR DESTROYED CERTIFICATES. If your stock certificate(s) has been either lost or destroyed, please check the box on the front of this Letter of Transmittal below Box I, and the appropriate forms for replacement will be sent to you. You will then be instructed as to the steps you must take in order to receive the Merger Consideration in accordance with the Merger Agreement.

   5. CHECKS IN SAME NAME. If any check(s) are to be payable to the order of exactly the same name(s) that appears on the certificate(s) which represented shares of IPC Common Stock submitted with this Letter of Transmittal, no endorsement of the certificate(s) or separate stock power(s) are required.

   6. CHECKS IN DIFFERENT NAME. If any check(s) are to be payable to the order of other than exactly the name that appears on the certificate(s) which represented shares of IPC Common Stock submitted for exchange herewith, such exchange shall not be made by the Exchange Agent unless the certificates submitted are endorsed, Box II - Special Payment Instructions is completed, and the signature is guaranteed in Box IV - Endorsement and Signature Guarantee by a member of a national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank (not a savings bank or a savings and loan association) or trust company in the United States which is a member in good standing of the Securities Transfer Agent's Medallion Program.

   7. SPECIAL DELIVERY INSTRUCTIONS. If the checks are to be payable to the order of the name of the registered holder(s) of shares of IPC Common Stock, but are to be sent to someone other than the registered holder(s) or to an address other than the address of the registered holder, it will be necessary to indicate such person or address in Box III - Special Delivery Instructions.

   8. MISCELLANEOUS. A single check representing the Merger Consideration will be issued to each holder for all shares registered in the same manner.

   9. BACKUP FEDERAL INCOME TAX WITHHOLDING AND SUBSTITUTE FORM W-9. Under the "backup withholding" provisions of Federal income tax law, the Exchange Agent may be required to withhold 31% of the amount of any "reportable payments" made to holders of IPC Common Stock pursuant to the Merger. To prevent backup withholding, each holder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and either (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service ("IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends, or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the box in Part I (indicating that you do not have a TIN) of the Substitute Form W-9 is checked, the Exchange Agent shall retain 31% of all reportable payments made to a holder during the sixty (60) day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with his or her TIN within sixty (60) days of the date of the Substitute Form W-9, the Exchange Agent shall remit such amounts retained during the sixty (60) day period to the holder, and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with his or her TIN within such sixty (60) day period, the Exchange Agent shall remit such previously retained amounts to the IRS as backup withholding and shall withhold 31% of all reportable payments to the holder thereafter until the holder furnishes a TIN to the Exchange Agent. In general, if a holder is an individual, the TIN is the Social Security Number of such individual. If the certificates for IPC Common Stock are registered in more than one name or are not in the name of the actual owner, consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "Guidelines") included with this Letter of Transmittal for additional guidance on which number to report. If the Exchange Agent is not provided with the correct TIN or an adequate basis for exemption, the holder may be subject to a $50 penalty imposed by the IRS and backup withholding at a rate of 31%. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. A form for such statements can be obtained from the Exchange Agent.

   For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if Stock is held in more than one name), consult the Guidelines.

   Failure to complete the Substitute Form W-9 may require the Exchange Agent to withhold 31% of the amount of any reportable payments made pursuant to the Merger. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS (not from the Surviving Corporation or the Exchange Agent).

   10. If certificates which represented shares of IPC Common Stock are not surrendered in exchange for cash two years after the Effective Time (or such earlier date immediately prior to such time on which the Merger Consideration would otherwise escheat to or become the property of any governmental entity), the unclaimed cash shall, to the extent permitted by applicable law, become the property of the Surviving Corporation free and clear of all claims or interest of any person previously or otherwise entitled thereto. Notwithstanding the foregoing, the Surviving Corporation will not be liable to any holder of shares of IPC Common Stock for any amount paid to a public official pursuant to applicable abandoned property laws. 180 days after the Effective Time, cash made available to the Exchange Agent shall be returned to the Surviving Corporation upon its request and thereafter holders of certificates formerly representing shares of IPC Common Stock shall look only to the Surviving Corporation (subject to abandoned property, escheat and other similar laws) for cash to which they are entitled.

   11. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to, and arising solely out of, the transfer of IPC Common Stock to it or to its order pursuant to the Merger. If, however, the surrendered IPC Common Stock is registered in the name of any person other than the person signing this Letter of Transmittal or if a transfer tax is imposed for any reason other than the transfers referred to in the first sentence of this paragraph, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the surrendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such surrendering holder.

   Please direct all questions with respect to this Letter of Transmittal to the Information Agent, ChaseMellon Shareholder Services, L.L.C., at 1-800-777-3674.